Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2024

Supplement Dated August 30, 2024

Effective July 15, 2024, the Investment Adviser to the Putnam VT Global Asset Allocation Fund is Franklin Advisers, Inc. and the Sub-Adviser is Putnam Investment Management, LLC. The Sub-Adviser for Putnam VT Global Health Care Fund is Franklin Advisers, Inc.

Accordingly, effective July 15, 2024, the list of underlying portfolios impacted by these changes to your available variable investment options for your Policy are as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2023
			1 year	5 year	10 year
Seeks long-term return consistent with preservation of capital.	Putnam VT Global Asset Allocation Fund, Class IB [5]	1.11%*	17.48%	8.14%	6.35%
	Franklin Advisers, Inc. /
	Putnam Investment Management, LLC
Seeks capital appreciation.	Putnam VT Global Health Care Fund, Class IB [5]	1.01%	9.13%	13.48%	10.16%
	Putnam Investment Management, LLC /
	Franklin Advisers, Inc.

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2023, reflect temporary fee reductions under such an arrangement.
5	Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2808 08-24